UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 27, 2005


                             CATCHER HOLDINGS, INC.
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            (Exact name of registrant as specified in its charter)


         Delaware                   0-50299                  62-0201385
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      (State or other       (Commission File Number)       (IRS Employer
      jurisdiction of                                   Identification No.)
      incorporation)


        39526 Charlestown Pike, Hamilton, VA                   20158
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      (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (805) 443-9431


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On September 27, 2005, the Registrant's wholly-owned subsidiary, Catcher, Inc. ("Catcher") entered into a Software License Agreement with Innerwall, Inc., a Delaware corporation ("Innerwall") whereby, Innerwall will grant to Catcher a non-exclusive license to bundle and distribute Innerwall's ENCLAVE(TM) software product with the CATCHER(TM) device (which is in the development stage). The agreement is non-exclusive except that for a period of two years from August 1, 2005, Catcher may not pre-load the CATCHER(TM) device with any other software product that is competitive with the ENCLAVE(TM) software; provided, however that any reseller, distributor, OEM licensee, value-added reseller or systems integrators of the CATCHER(TM) device may utilize any software product. During the same period, Catcher agrees to promote ENCLAVE(TM) as the preferred mobility management Network Security Product for the Catcher(TM) device. The initial term of the agreement is for a period of two years, with automatic renewals for an unlimited number of successive one-year terms. Either party may terminate (i) upon 60 days' advance written notice prior to the end of any term or (ii) upon written notice to the other party that it is in material default of the agreement.

On September 27, 2005 Catcher entered into the ENCLAVE(TM) Software Finder's Agreement with Innerwall, whereby Catcher will act as a non-exclusive finder of customers for the ENCLAVE(TM) software and Innerwall will pay Catcher a finder's fee for such services. Catcher will receive a finder's fee as a result of any license of the ENCLAVE(TM) software by Innerwall to a customer in connection with the purchase by such customer of the CATCHER(TM) device if such license is a first order from a customer who has been identified by Catcher, and accepted by Innerwall, as a Catcher Registered Customer. The initial term of the agreement is for a period of three years, with automatic renewals for an unlimited number of successive one-year terms. Either party may terminate (i) upon 60 days' advance written notice prior to the end of any term or (ii) upon written notice to the other party that it is in material default of the agreement.

On September 27, 2005 Catcher entered into the CATCHER(TM) Device Finders' Agreement with Innerwall, whereby Innerwall will act as a non-exclusive finder of customers for the CATCHER(TM) device and Catcher will pay Innerwall a finder's fee for such services. Innerwall will receive a finder's fee as a result of any CATCHER(TM) device sold by Catcher to a reseller, distributor, OEM licensee, value-added reseller or systems integrators (other than Innerwall) for itself or an end-user if such sale is a first order from a customer who has been identified by Innerwall, and accepted by Catcher, as an Innerwall Registered Customer. The initial term of the agreement is for a period of three years, with automatic renewals for an unlimited number of successive one-year terms. Either party may terminate (i) upon 60 days' advance written notice prior to the end of any term or (ii) upon written notice to the other party that it is in material default of the agreement.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

          a)   Not applicable.

          b)   Not applicable.

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


          c)   Exhibits

               10.1 Software License Agreement, dated as of September 27, 2005 by and between Innerwall, Inc. and Catcher, Inc.*

               10.2   Catcher(TM)  Device  Finder's   Agreement,   dated  as  of
                      September 27, 2005, by and between Innerwall, Inc. and Catcher, Inc.*

               10.3 Enclave(TM) Software Finder's Agreement, dated as of September 27, 2005, by and between Innerwall, Inc. and Catcher, Inc.*

* The Registrant has requested confidential treatment with respect to the referenced exhibits. In the event that the Commission should deny such request in whole or in part, such exhibits or the relevant portions thereof shall be filed by amendment to this Current Report on Form 8-K.

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


                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


          Dated: September 29, 2005

                                        CATCHER HOLDINGS, INC.

                                        By:  /s/ Charles Sander

                                             -------------------------------
                                             Name:  Charles Sander
                                             Title: Chief Executive Officer


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